Exhibit 99.2

FIRST NATIONAL SECURITY COMPANY

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(In thousands, except share data)

(Unaudited)

	March 31, 2014	December 31, 2013
ASSETS

Cash and cash equivalents	$157,240	$104,079
Federal funds sold	3,450	16,125
Investment securities held to maturity, approximate fair values of $990 and $885, respectively	981	876
Investment securities available for sale	122,724	142,991
Other investment securities—at cost	6,234	6,874
Loans receivable, net of allowance of $12,888 and $12,630, respectively	598,869	584,984
Accrued interest receivable	2,871	2,879
Real estate owned - net	99	164
Office properties and equipment - net	33,246	33,138
Cash surrender value of life insurance	1,927	1,914
Goodwill	56,219	56,219
Core deposit intangible - net	607	646
Prepaid expenses and other assets	2,121	1,801

TOTAL	$986,588	$952,690

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:
Deposits
Noninterest bearing	$149,853	$149,149
Interest bearing	627,178	596,335
	777,031	745,484
Repurchase agreements and federal funds purchased	10,639	10,000
Other borrowings	41,268	42,142
Other liabilities	2,640	1,462

Total liabilities	831,578	799,088

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value—500,000 shares authorized; none issued at March 31, 2014 or December 31, 2013	--	--
Common stock, $.01 par value—500,000 shares authorized; 107,800 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	1	1
Additional paid-in capital	10,866	10,866
Accumulated other comprehensive income	116	133
Retained earnings	144,027	142,602

Total stockholders’ equity	155,010	153,602

TOTAL	$986,588	$952,690

See notes to unaudited condensed consolidated financial statements.

FIRST NATIONAL SECURITY COMPANY

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(In thousands, except earnings per share)

(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2014	2013
INTEREST INCOME:
Loans receivable	$7,788	$8,133
Investment securities:
Taxable	129	168
Nontaxable	37	45
Other	142	143
Total interest income	8,096	8,489

INTEREST EXPENSE:
Deposits	462	509
Other borrowings	427	526

Total interest expense	889	1,035

NET INTEREST INCOME	7,207	7,454

PROVISION FOR LOAN LOSSES	300	90

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,907	7,364

NONINTEREST INCOME:
Net gain (loss) on sales of securities available for sale	(1)	99
Deposit fee income	1,180	1,176
Earnings on life insurance policies	13	13
Other	292	322

Total noninterest income	1,484	1,610

NONINTEREST EXPENSES:
Salaries and employee benefits	3,242	2,978
Net occupancy expense	1,028	1,054
Amortization of intangible assets	39	104
Other	1,713	1,442

Total noninterest expenses	6,022	5,578

INCOME BEFORE INCOME TAXES	2,369	3,396

INCOME TAX PROVISION	944	1,261

NET INCOME	$1,425	$2,135

Weighted average shares outstanding	107,800	107,800
Basic earnings per share	$13.22	$19.81

OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

Unrealized holding gains (losses) arising during the period	$(18)	$(60)
Reclassification adjustments for realized (gain) loss included in net income	1	(99)
Other comprehensive income (loss)	(17)	(159)
COMPREHENSIVE INCOME	$1,408	$1,976

See notes to unaudited condensed consolidated financial statements.

FIRST NATIONAL SECURITY COMPANY

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2014

(In thousands, except share data)

(Unaudited)

	Issued			Accumulated
	Common Stock			Other		Total
			Additional Paid-	Comprehensive	Retained	Stockholders’
	Shares	Amount	In Capital	Income (Loss)	Earnings	Equity
BALANCE – January 1, 2014	107,800	$1	$10,866	$133	$142,602	$153,602

Net income	--	--	--	--	1,425	1,425
Other comprehensive loss	--	--	--	(17)	--	(17)

BALANCE – March 31, 2014	107,800	$1	$10,866	$116	$144,027	$155,010

See notes to unaudited condensed consolidated financial statements.

FIRST NATIONAL SECURITY COMPANY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
OPERATING ACTIVITIES:
Net income	$1,425	$2,135
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	300	90
Provision for real estate losses	--	30
Net amortization of intangible assets	39	104
Net accretion of investment securities	--	28
Loss (gain) on sale of investment securities, net	1	(99)
Loss on sale of real estate owned, net	9	--
Depreciation	387	448
Earnings on life insurance policies	(13)	(13)
Changes in operating assets and liabilities:
Accrued interest receivable	8	323
Prepaid expenses and other assets	(320)	(54)
Other liabilities	1,178	1,020

Net cash provided by operating activities	3,014	4,012

INVESTING ACTIVITIES:
Net decrease in federal funds sold	12,675	8,068
Redemption of other investment securities	640	120
Purchases of investment securities held to maturity (“HTM”)	(110)	--
Proceeds from maturities/calls/paydowns of investment securities HTM	5	7
Purchases of investment securities available for sale (“AFS”)	(39,401)	(63,773)
Proceeds from maturities/calls/paydowns of investment securities AFS	59,650	72,431
Loan (originations) repayments, net	(13,867)	7,260
Loan participations purchased	(318)	--
Proceeds from sales of real estate owned	56	528
Purchases of office properties and equipment	(495)	(942)

Net cash provided by investing activities	18,835	23,699

FINANCING ACTIVITIES:
Net increase (decrease) in deposits	$31,547	$(26,448)
Repayment of advances from Federal Home Loan Bank	(874)	(1,406)
Net increase in repurchase agreements and federal funds purchased	639	--

Net cash provided by (used in) financing activities	31,312	(27,854)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	53,161	(143)

CASH AND CASH EQUIVALENTS:
Beginning of period	104,079	135,858

End of period	$157,240	$135,715

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION-
Cash paid for interest	$894	$933

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING ACTIVITIES:
Real estate and other assets acquired in settlement of loans	$--	$499

See notes to unaudited condensed consolidated financial statements.

FIRST NATIONAL SECURITY COMPANY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The accompanying condensed consolidated financial statements of First National Security Company (the “Company”) include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Certain reclassifications of prior period amounts have been made to conform with the current period presentation. These reclassifications had no impact on previously reported net income.

The Company has presented the condensed consolidated financial statements in accordance with the requirements of Article 10 of Regulation S-X of the Securities and Exchange Commission (“SEC”) requirements. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. However, such information reflects all adjustments which are, in the opinion of management, necessary for a fair statement of results for the interim periods. Those adjusting entries consist only of normal recurring adjustments.

The results of operations for the three months ended March 31, 2014, are not necessarily indicative of the results to be expected for the year ending December 31, 2014. The unaudited condensed consolidated financial statements and notes thereto should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2013, contained in this Form 8-K/A. The condensed consolidated balance sheet of the Company has been derived from the audited consolidated balance sheet of the Company as of that date.

On June 13, 2014, Bear State Financial, Inc. (“BSF”) completed its previously-announced acquisition of the Company whereby the Company merged with and into BSF. The financial statements of the Company as of March 31, 2014 and for the three months then ended do not reflect any adjustments attributable to the acquisition.

2.	RESTRICTIONS ON CASH AND CASH EQUIVALENTS

The Company’s bank subsidiaries are required to maintain certain minimum cash reserves based upon liabilities to depositors. The minimum consolidated cash reserve requirements were approximately $16.0 million and $17.0 million at March 31, 2014 and December 31, 2013, respectively.

3.	INVESTMENT SECURITIES AVAILABLE FOR SALE

Investment securities available for sale consisted of the following as of the dates indicated (in thousands):

	March 31, 2014
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Held to maturity	Cost	Gains	Losses	Value

Municipal securities	$882	$2	$--	$884
Mortgage-backed securities	99	7	--	106

Total	$981	$9	$--	$990

	March 31, 2014
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available for sale	Cost	Gains	Losses	Value

U.S. government agencies	$110,063	$86	$(90)	$110,059
Municipal securities	5,064	147	(2)	5,209
Mortgage-backed securities	7,421	124	(89)	7,456

Total	$122,548	$357	$(181)	$122,724

	December 31, 2013
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Held to maturity	Cost	Gains	Losses	Value

Municipal securities	$773	$2	$--	$775
Mortgage-backed securities	103	7	--	110

Total	$876	$9	$--	$885

	December 31, 2013
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Available for sale
U.S. government agencies	$130,983	$80	$(22)	$131,041
Municipal securities	6,003	140	(3)	6,140
Mortgage-backed securities	5,804	118	(112)	5,810

Total	$142,790	$338	$(137)	$142,991

The following tables summarize the gross unrealized losses and fair value of the Company’s investments with unrealized losses that are not deemed to be other-than-temporarily impaired (“OTTI”), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position (in thousands):

	March 31, 2014
	Less than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses

Available for sale
U.S. government agencies	$40,392	$90	$--	$--	$40,392	$90
Municipal securities	629	2	--	--	629	2
Mortgage-backed securities	2,311	69	362	20	2,673	89

Total	$43,332	$161	$362	$20	$43,694	$181

	December 31, 2013
	Less than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Available for sale
U.S. government agencies	$4,978	$22	$--	$--	$4,978	$22
Municipal securities	343	3	--	--	343	3
Mortgage-backed securities	3,185	112	--	--	3,185	112

Total	$8,506	$137	$--	$--	$8,506	$137

Management has the ability and intent to hold the securities classified as held to maturity until they mature, at which time the Company expects to receive full value for the securities.  Furthermore, as of March 31, 2014 and December 31, 2013, management also had the ability and intent to hold the securities classified as available-for-sale for a period of time sufficient for a recovery of cost.  Management does not believe any of the securities are impaired due to reasons of credit quality.  Accordingly, as of March 31, 2014 and December 31, 2013, since it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, management believes the impairments detailed in the table above are temporary.

Securities with a carrying amount of approximately $98.8 million at March 31, 2014 and $125.0 million at December 31, 2013 were pledged to secure public deposits and for other purposes, including securities with a fair value of approximately $10.0 million at March 31, 2014 and December 31, 2013, for securities sold under agreements to repurchase (which amounted to $10.0 million at March 31, 2014 and December 31, 2013).

The following table sets forth the amount (dollars in thousands) of investment securities that contractually mature during each of the periods indicated at March 31, 2014. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay the obligation without prepayment penalties.

	Held to Maturity		Available for Sale
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

Within one year	$441	$441	$66,386	$66,417
Due from one year to five years	441	443	46,155	46,160
Due from five years to ten years	--	--	2,586	2,691
	882	884	115,127	115,268
Mortgage-backed securities	99	106	7,421	7,456
Total	$981	$990	$122,548	$122,724

4.	LOANS RECEIVABLE

Loans receivable consisted of the following at March 31, 2014 and December 31, 2013 (in thousands):

	March 31, 2014	December 31, 2013
Real estate:
One- to four-family residential	$179,911	$170,594
Multifamily residential	16,048	16,921
Nonfarm nonresidential	190,983	181,442
Agricultural	44,135	44,390
Construction and land development	69,900	71,052
Commercial and agricultural	79,936	81,551
Consumer	28,021	28,488
Other	2,823	3,176
Total loans receivable	611,757	597,614
Allowance for loan and lease losses	(12,888)	(12,630)
Loans receivable—net	$598,869	$584,984

Age analyses of loans as of the dates indicated, including both accruing and nonaccrual loans, are presented below (in thousands):

March 31, 2014	30-89 Days Past Due(1)	90 Days or More Past Due(2)	Current	Total

One- to four-family residential	$1,173	$328	$178,410	$179,911
Multifamily residential	--	--	16,048	16,048
Nonfarm nonresidential	201	--	190,782	190,983
Agricultural	68	--	44,067	44,135
Construction and land development	469	--	69,431	69,900
Commercial and agricultural	861	11	79,064	79,936
Consumer	198	41	27,782	28,021
Other	--	14	2,809	2,823
Total	$2,970	$394	$608,393	$611,757

December 31, 2013	30-89 Days Past Due (1)	90 Days or More Past Due(2)	Current	Total

One- to four-family residential	$2,244	$316	$168,034	$170,594
Multifamily residential	--	422	16,499	16,921
Nonfarm nonresidential	2,175	759	178,508	181,442
Agricultural	--	--	44,390	44,390
Construction and land development	74	21	70,957	71,052
Commercial and agricultural	335	--	81,216	81,551
Consumer	258	68	28,162	28,488
Other	14	--	3,162	3,176
Total	$5,100	$1,586	$590,928	$597,614

(1)	Includes $29,000 and $221,000 of loans on nonaccrual status at March 31, 2014 and December 31, 2013, respectively.
(2)	Includes $91,000 and $1.3 million of loans on nonaccrual status at March 31, 2014 and December 31, 2013, respectively.

The following is a summary of impaired loans, all of which had an allowance for loan losses allocation, as of March 31, 2014 and December 31, 2013:

	March 31, 2014			December 31, 2013
	Unpaid Principal Balance	Recorded Investment	Valuation Allowance	Unpaid Principal Balance	Recorded Investment	Valuation Allowance

One- to four-family residential	$--	$--	$--	$--	$--	$--
Multifamily residential	--	--	--	--	--	--
Nonfarm nonresidential	1,503	1,503	303	1,524	1,524	324
Construction and land development	--	--	--	--	--	--
Commercial	--	--	--	--	--	--
Consumer	--	--	--	--	--	--
Total impaired loans	$1,503	$1,503	$303	$1,524	$1,524	$324

The average recorded balance of impaired loans was $1.5 million for the three months ended March 31, 2014 and the year ended December 31, 2013. Interest income recognized on impaired loans was not significant during the three month periods ended March 31, 2014 and 2013.

The following categories of credit quality indicators are used by the Company:

Satisfactory – Loans in this category are considered to be a satisfactory credit risk and are generally considered to be collectible in full.

Special Mention – Loans in this category have potential weaknesses which, if left uncorrected, may result in deterioration of repayment prospects.

Watch – Loans in this category are presently protected from apparent loss, however, weaknesses exist which could cause future impairment of repayment of principal and interest.

Substandard – Loans in this category are characterized by deterioration in quality exhibited by a number of weaknesses requiring corrective action and posing some risk of loss.

Based on analyses performed at March 31, 2014 and December 31, 2013, the risk categories of loans are as follows (in thousands):

	March 31, 2014
	Satisfactory	Special Mention	Watch	Substandard	Total
One- to four-family residential	$169,356	$121	$5,340	$5,094	$179,911
Multifamily residential	14,901	--	1,147	--	16,048
Nonfarm nonresidential	174,514	--	10,741	5,728	190,983
Agricultural	43,465	--	537	133	44,135
Construction and land development	65,616	114	2,329	1,841	69,900
Commercial and agricultural	76,215	--	3,158	563	79,936
Consumer	27,723	6	91	201	28,021
Other	2,823	--	--	--	2,823
Total	$574,613	$241	$23,343	$13,560	$611,757

	December 31, 2013

	Satisfactory	Special Mention	Watch	Substandard	Total
One- to four-family residential	$160,056	$123	$5,389	$5,026	$170,594
Multifamily residential	15,335	--	1,164	422	16,921
Nonfarm nonresidential	163,948	--	10,833	6,661	181,442
Agricultural	43,711	--	541	138	44,390
Construction and land development	66,744	116	2,295	1,897	71,052
Commercial and agricultural	78,376	--	2,560	615	81,551
Consumer	28,154	6	94	234	28,488
Other	3,176	--	--	--	3,176
Total	$559,500	$245	$22,876	$14,993	$597,614

As of March 31, 2014 and December 31, 2013, the Company did not have any loans classified as doubtful or loss.

5.	ALLOWANCES FOR LOAN AND LEASE LOSSES LOSSES

The tables below provide a rollforward of the allowance for loan and lease losses (“ALLL”) by portfolio segment for the three months ended March 31, 2014 and 2013 (in thousands):

	Three Months Ended March 31, 2014
	One- to Four-Family Residential	Multifamily Residential	Nonfarm Nonresidential	Agricultural	Construction and Land Development	Commercial and Agricultural	Consumer	Other	Unallocated	Total

Balance, beginning of period	$2,097	$422	$3,001	$700	$875	$359	$254	$39	$4,883	$12,630
Losses charged off	--	--	(36)	--	--	--	(35)	--	--	(71)
Recoveries	12	--	5	--	--	2	10	--	--	29
Provision charged to expense	115	(22)	159	(4)	(14)	(7)	(4)	(4)	81	300
Balance, end of period	$2,224	$400	$3,129	$696	$861	$354	$225	$35	$4,964	$12,888

	Three Months Ended March 31, 2013
	One- to Four-Family Residential	Multifamily Residential	Nonfarm Nonresidential	Agricultural	Construction and Land Development	Commercial and Agricultural	Consumer	Other	Unallocated	Total

Balance, beginning of period	$2,076	$484	$3,019	$629	$870	$306	$258	$39	$5,532	$13,213
Losses charged off	(58)	--	--	--	--	(301)	(21)	(2)	--	(382)
Recoveries	14	--	--	82	--	1	8	2	--	107
Provision charged to expense	(32)	130	(172)	(7)	25	1	(9)	3	151	90
Balance, end of period	$2,000	$614	$2,847	$704	$895	$7	$236	$42	$5,683	$13,028

The tables below present the allocation of the ALLL and the related loans receivable balances disaggregated on the basis of impairment method by portfolio segment as of March 31, 2014 and December 31, 2013 (in thousands):

	March 31, 2014
	One- to Four-Family Residential	Multifamily Residential	Nonfarm Nonresidential	Agricultural	Construction and Land Development	Commercial and Agricultural	Consumer	Other	Unallocated	Total
ALLL Balances:
Individually evaluated for impairment	$--	$--	$303	$--	$--	$--	$--	$--	$--	$303
Collectively evaluated for impairment	2,224	400	2,826	696	861	354	225	35	4,964	12,585
Ending balance	$2,224	$400	$3,129	$696	$861	$354	$225	$35	4,964	$12,888

Loan balances:
Individually evaluated for impairment	$--	$--	$1,503	$--	$--	$--	$--	$--	$--	$1,503
Collectively evaluated for impairment	179,911	16,048	189,480	44,135	69,900	79,936	28,021	2,823	--	610,254
Ending balance	$179,911	$16,048	$190,983	$44,135	$69,900	$79,936	$28,021	$2,823	$--	$611,757

		December 31, 2013
	One- to Four-Family Residential	Multifamily Residential	Nonfarm Nonresidential	Agricultural	Construction and Land Development	Commercial and Agricultural	Consumer	Other	Unallocated	Total
ALLL Balances:
Individually evaluated for impairment	$--	$--	$324	$--	$--	$--	$--	$--	$--	$324
Collectively evaluated for impairment	2,097	422	2,677	700	875	359	254	39	4,883	12,306
Ending balance	$2,097	$422	$3,001	700	$875	$359	$254	$39	$4,883	$12,630

Loan balances:
Individually evaluated for impairment	$--	$--	$1,524	$--	$--	$--	$--	$--	$--	$1,524
Collectively evaluated for impairment	170,594	16,921	179,918	44,390	71,052	81,551	28,488	3,176	--	596,090
Ending balance	$170,594	$16,921	$181,442	$44,390	$71,052	$81,551	$28,488	$3,176	$--	$597,614

6.	FAIR VALUE MEASUREMENTS

ASC 820, Fair Value Measurement, provides a framework for measuring fair value and defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

Financial instruments are broken down by recurring or nonrecurring measurement status. Recurring assets are initially measured at fair value and are required to be remeasured at fair value in the financial statements at each reporting date. Assets measured on a nonrecurring basis are assets that, due to an event or circumstance, were required to be remeasured at fair value after initial recognition in the financial statements at some time during the reporting period.

The following is a description of inputs and valuation methodologies used for assets recorded at fair value on a recurring basis and recognized in the accompanying statements of financial condition at March 31, 2014 and December 31, 2013, as well as the general classification of such assets pursuant to the valuation hierarchy.

Securities Available for Sale

Investment securities available for sale are recorded at fair value on a recurring basis. The fair values used by the Company are obtained from an independent pricing service, which represent either quoted market prices for the identical asset or fair values determined by pricing models, or other model-based valuation techniques, that consider observable market data, such as interest rate volatilities, LIBOR yield curve, credit spreads and prices from market makers and live trading systems. Recurring Level 2 securities include U.S. government-sponsored entities, mortgage-backed securities and municipal bonds. Inputs used for valuing Level 2 securities include observable data that may include dealer quotes, benchmark yields, market spreads, live trading levels and market consensus prepayment speeds, among other things. Additional inputs include indicative values derived from the independent pricing service’s proprietary computerized models. No securities were included in the Recurring Level 3 category at or for the periods ended March 31, 2014 or December 31, 2013.

The following table presents major categories of assets measured at fair value on a recurring basis as of March 31, 2014 and December 31, 2013 (in thousands):

	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
March 31, 2014
Available for sale investment securities:
U.S. government agencies	$110,059	$--	$110,059	$--
Municipal securities	5,209	--	5,209	--
Mortgage-backed securities	7,456	--	7,456	--
Total	$122,724	$--	$122,724	$--

December 31, 2013
Available for sale investment securities:
U.S. government agencies	$131,041	$--	$131,041	$--
Municipal securities	6,140	--	6,140	--
Mortgage-backed securities	5,810	--	5,810	--
Total	$142,991	$--	$142,991	$--

The following is a description of valuation methodologies used for significant assets measured at fair value on a nonrecurring basis.

Impaired Loans Receivable

Impaired loans that are collateral dependent are the only material financial assets valued on a non-recurring basis which are held by the Company at fair value. Loan impairment is reported when full payment under the loan terms is not expected. Impaired loans are carried at the net realizable value of the collateral if the loan is collateral dependent. A portion of the allowance for loan losses is allocated to impaired loans if the value of such loans is deemed to be less than the unpaid balance. If these allocations cause the allowance for loan losses to require increase, such increase is reported as a component of the provision for loan losses. The fair value of loans with specific allocated losses was approximately $1.2 million as of March 31, 2014 and December 31, 2013. This valuation is considered Level 3, consisting of appraisals of underlying collateral.

Real Estate Owned, net

As of March 31, 2014 and December 31, 2013, the Company had $99,000 and $164,000, respectively, in OREO which includes all real estate, other than bank premises used in bank operations, owned or controlled by the Company, including real estate acquired in settlement of loans. OREO assets held for sale are the only material nonfinancial assets valued on a nonrecurring basis which are held by the Company at fair value, less estimated costs to sell. At foreclosure, if the fair value, less estimated costs to sell, of the real estate acquired is less than the Company’s recorded investment in the related loan, a write-down is recognized through a charge to the allowance for loan losses. Additionally, valuations are periodically performed by management and any subsequent reduction in value is recognized by a charge to income. The fair value of OREO held for sale is estimated using Level 3 inputs based on appraisals of underlying collateral. As of December 31, 2013, the fair value of OREO held for sale, less estimated costs to sell, for which write-downs were recognized by a charge to income during the period was approximately $15,000. There were no writedowns recognized in the first quarter of 2014.

The following table presents major categories of assets measured at fair value on a nonrecurring basis at March 31, 2014 and December 31, 2013 (in thousands). The assets disclosed in the following table represent REO properties or impaired loans that were remeasured at fair value during the period with a resulting valuation adjustment or fair value write-down.

	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
March 31, 2014
Impaired loans	$1,200	$--	$--	$1,200
REO, net	--	--	--	--

December 31, 2013
Impaired loans	$1,200	$--	$--	$1,200
REO, net	15	--	--	15

7.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The estimated fair values of financial instruments that are reported at amortized cost in the Company’s statement of financial condition, segregated by the level of valuation inputs within the fair value hierarchy used to measure fair value, are as follows (in thousands):

	March 31, 2014		December 31, 2013
		Estimated		Estimated
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
FINANCIAL ASSETS:
Level 1 inputs:
Cash and cash equivalents	$157,240	$157,240	$104,079	$104,079
Federal funds sold	3,450	3,450	16,125	16,125
Level 2 inputs:
Investment securities held to maturity	981	990	876	885
Other investments	6,234	6,234	6,874	6,874
Cash surrender value of life insurance	1,927	1,927	1,914	1,914
Accrued interest receivable	2,871	2,871	2,879	2,879
Level 3 inputs:
Loans receivable—net	598,869	594,880	584,984	585,300

FINANCIAL LIABILITIES:
Level 2 inputs:
Checking, money market and savings accounts	582,580	582,580	549,216	549,216
Repurchase agreements and federal funds purchased	10,639	10,639	10,000	10,000
Other borrowings	41,268	41,332	42,142	42,400
Accrued interest payable	234	234	239	239
Level 3 inputs:
Certificates of deposit	194,451	194,817	196,268	196,384

For cash and cash equivalents and federal funds sold, the carrying amount approximates fair value (level 1). For other investments, cash surrender value of life insurance and accrued interest receivable, the carrying value is a reasonable estimate of fair value, primarily because of the short-term nature of the instruments or, as to other investments, the ability to sell the stock back to the issuer at cost (level 2). For investment securities held to maturity, fair value is estimated based on quoted market prices of the same or similar instruments (level 2). The fair value of loans was estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality (level 3).

The fair values of checking accounts, savings accounts and money market deposits and repurchase agreements and federal funds purchased are the amounts payable on demand at the reporting date (level 2). The fair value of fixed-maturity certificates of deposit is estimated using the discount rates currently offered by the Bank for deposits of similar terms (level 3). The fair value of FHLB advances is estimated using the rates for advances of similar remaining maturities at the reporting date (level 2). For accrued interest payable the carrying value is a reasonable estimate of fair value, primarily because of the short-term nature of the instruments (level 2).

The fair value estimates presented herein are based on pertinent information available to management as of March 31, 2014 and December 31, 2013. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since the reporting date and, therefore, current estimates of fair value may differ significantly from the amounts presented herein.

8.	SUBSEQUENT EVENTS

On June 13, 2014, the Company completed its previously-announced merger with Bear State Financial, Inc. (“BSF”, formerly First Federal Bancshares of Arkansas, Inc.) whereby the Company merged with and into BSF in a transaction valued at approximately $124.4 million. In connection with the merger, Company stockholders received in the aggregate 6,252,400 shares of BSF common stock, valued at approximately $50.4 million and $74 million in cash in exchange for 100% of the outstanding shares of Company common stock.